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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 16, 2004

STEWART & STEVENSON SERVICES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-8493 (Commission File Number)	74-1051605 (I.R.S. Employer Identification No.)
2707 North Loop West Houston, Texas (Address of principal executive offices)	77008 (Zip code)

Registrant's telephone number, including area code: (713) 868-7700

Item 7. Exhibits.

Exhibit 99.1 Company Press Release dated August 16 2004, titled "Stewart & Stevenson Announces Fiscal 2004 Second Quarter Earnings Release and Conference Call Schedule".

Item 9. Regulation FD Disclosure.

On August 16, 2004, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.
Date: August 16, 2004	By:	/s/ JOHN B. SIMMONS
	Name:	John B. Simmons
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1
Company Press Release dated August 16, 2004, titled "Stewart & Stevenson Announces Fiscal 2004 Second Quarter Earnings Release and Conference Call Schedule".

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  Item 7. Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX